               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                          July 24, 1998
------------------------------------------------------------------------------
                  (Date of earliest event reported)


                         CFS Bancorp, Inc.
-------------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


       Delaware                      000-24611                 33-2042093
-------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)      (IRS  Employer
 of incorporation)                                          Identification No.)


       707 Ridge Road                                            46321
-------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


                             (219) 836-5500
-------------------------------------------------------------------------------
          (Registrant's telephone number, including area code)


                             Not  Applicable
-------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)


                            Page 1 of 5 Pages
                     Exhibit Index appears on Page 4

ITEM 2.  Acquisition and Disposition of Assets
         -------------------------------------

    On July 24, 1998, CFS Bancorp, Inc. (the "Company") consummated the previously announced merger ("Merger") of SuburbFed Financial Corp. ("SFC") with and into the Company. Upon consummation of the Merger, each former stockholder of SFC became entitled to receive 3.6 shares of Company common stock, par value $0.01 per share ("Company Common Stock"), for each former share of common stock of SFC, par value $0.01 per share ("SFC Common Stock"). Each outstanding option to purchase SFC Common Stock was converted into an option to purchase 3.6 shares of the Company. Up to 5,507,424 shares of CFS Common Stock will be issued upon exchange for former shares of SFC Common Stock and options to acquire SFC Common Stock. Prior to the date of the Merger, SFC was a savings and loan holding company for Suburban Federal Savings, a Federal Savings Bank ("Suburban Federal") which was principally engaged in the business of attracting deposits from the general public and using such deposits, together with funds generated from operations and borrowings, primarily to originate one-to four-family residential loans in Illinois. As of March 31, 1998, SFC had total assets of $446.5 million, total deposits of $321.0 million and stockholders' equity of $30.0 million.

    Additional information regarding the Merger is included in the Company's registration statement on Form S-1 filed on March 23, 1998, as amended.

ITEM 5.   Other Events
          ------------

    On July 24, 1998, the Company also completed the mutual-to-stock conversion ("Conversion") of Citizens Financial Services, FSB ("Citizens"), and the sale of 17,853,750 shares of Company Common Stock at $10.00 per share for total gross proceeds of $178.5 million. As an integral part of the Conversion and in furtherance of Citizens' commitment to the communities that it serves, Citizens and the Company have established a charitable foundation known as The Citizens Savings Foundation (the "Foundation") and have contributed 300,000 Shares (1.3% of the shares sold in the Conversion) to the Foundation. The Foundation will provide funding to support charitable causes and community development activities which will complement Citizens' existing community activities.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

Financial Statements and Pro Forma Data:
----------------------------------------

    (a) The following audited financial statements of SFC are incorporated by reference to the Company's registration statement on Form S-1 filed with the Securities and Exchange Commission on March 23, as amended:

    Independent Auditors' Report

    Consolidated Statements of Financial Condition as of December 31, 1997 and 1996

    Consolidated Statements of Earnings for the Years Ended December 31, 1997, 1996 and 1995

    Consolidated Statement of Changes in Stockholders' Equity for the Years Ended December 31, 1997, 1996 and 1995

    Consolidated of Cash Flows for the Years Ended 1997, 1996 and 1995

    Notes to Consolidated Financial Statements

    The following unaudited, consolidated interim financial statements of SFC are incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 filed by SFC with the Securities and Exchange
Commission:

    Consolidated Statements of Financial Condition at March 31, 1998

    Consolidated Statements of Income (Unaudited) Three Months Ended March 31, 1998 and 1997

    Consolidated Statement of Changes in Stockholders' Equity Three Months Ended March 31, 1998 (Unaudited)

    Consolidated Statement of Cash Flows (Unaudited) Three Months Ended March 31, 1998 and 1997

    Notes to Consolidated Financial Statements

    (b) Pro forma financial information is not available as of the date of this report on Form 8-K. Pro forma financial information will be filed by amendment as soon as practicable, but in no event later than 60 days after the date that this initial report on Form 8-K must be filed.

    (c)Exhibits:


Exhibit Number                                   Description
--------------                                   -----------

2(i) Agreement and Plan of Merger, dated as of December 29, 1997, by and between the Company, Citizens and SFC.*


2(ii) Plan of Conversion, dated as of December 29, 1997, as amended on March 16, 1998 and May 7, 1998, by and between the Company and Citizens.*


99 Press Release issued by the Company on July 24, 1998 with respect to the closing.

















___________________________________

* This exhibit is incorporated by reference to the Company's registration statement on Form S-1 as filed on March 23, 1998, as amended.

                           SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        CFS BANCORP, INC.



Date: July 31, 1998        By: /s/Thomas F. Prisby
                               --------------------
                               Thomas F. Prisby
                               Chairman and
                               Chief Executive Officer